Exhibit 10.17
Execution Version
     AMENDMENT NO. 1 dated as of May 10, 2007 (this “Amendment”), amending the INTERCREDITOR AGREEMENT dated as of August 23, 2006 (the “Intercreditor Agreement”) among THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent (and together with its successors and assigns, in such capacity, the “Administrative Agent” or the “First Priority Agent”), THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent (and together with its successors and assigns, in such capacities, the “Trustee” or the “Second Priority Agent”), Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and its Subsidiaries listed on the signature pages hereto (such Subsidiaries, together with the Company and each of its other Subsidiaries that become parties hereto, the “Grantors”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement.
RECITALS
     WHEREAS, the Grantors, the Administrative Agent and the Trustee have entered into the Intercreditor Agreement in connection with the Credit Agreement and the Indenture;
     WHEREAS, the Company proposes to issue additional Notes in accordance with the provisions of the Indenture and as permitted by the Indenture and the Credit Agreement;
     WHEREAS, in connection with such issuance, the Grantors have requested an amendment to the Intercreditor Agreement in order that the provisions of the Intercreditor Agreement shall be consistent with the provisions of the Indenture and the Credit Agreement in respect of such additional Notes; and
     WHEREAS, the Administrative Agent and the Trustee are willing, on the terms and subject to the conditions set forth below, to agree to such amendment of the Intercreditor Agreement (the Intercreditor Agreement, after giving effect to the amendment contained herein, being referred to as the “Amended Intercreditor Agreement”);
     NOW, THEREFORE, the undersigned agree as follows:
ARTICLE I.
AMENDMENT TO THE INTERCREDITOR AGREEMENT
     SECTION 1.1. Section 1(a) of the Intercreditor Agreement is amended to change the amount “$210,000,000” appearing in the definition of the term “Second Priority Claims” in such Section to the amount “$305,175,000.”
Amendment No1 to the Intercreditor Agreement

ARTICLE II.
MISCELLANEOUS
     SECTION 2.1. Full Force and Effect; Limited Amendment and Waiver. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Intercreditor Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be an amendment to, consent to, waiver of or modification of any other term or provision of the Intercreditor Agreement or of any transaction or further or future action which would require the consent of the Administrative Agent and the Trustee under the Intercreditor Agreement.
     SECTION 2.2. Construction. This Amendment is executed pursuant to the Intercreditor Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Amended Intercreditor Agreement.
     SECTION 2.3. Fees and Expenses. The Grantors shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, whether or not this Amendment becomes effective.
     SECTION 2.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
     SECTION 2.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 2.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.
     SECTION 2.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 2.8. Severability. Any provision of this Amendment held to be invalid, illegal, ineffective or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, ineffectiveness or unenforceability without affecting the validity, legality, effectiveness and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 2.9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF

THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
[Signature pages follow.]

Execution Version
     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

FIRST PRIORITY AGENT: THE CIT GROUP/BUSINESS CREDIT, INC., as First Priority Agent
By:	/s/ George Louis McKinley
	Name:	George Louis McKinley
	Title:	Vice President

Address: 11 West Forty-second Street New York, New York 10038 Attention: Portfolio Manager SECOND PRIORITY AGENT: THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent
By:	/s/ Carlos R. Luciano
	Name:	Carlos R. Luciano
	Title:	Vice President

Address: 101 Barclay Street, 8W New York, New York 10286 Facsimile no.: 212 815 5131 Attention: Carlos Luciano

GRANTORS: BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BRIDGECOM HOLDINGS, INC.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BRIDGECOM INTERNATIONAL, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BRIDGECOM SOLUTIONS GROUP, INC.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BROADVIEW NETWORKS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BROADVIEW NETWORKS OF MASSACHUSETTS, INC.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BROADVIEW NETWORKS OF VIRGINIA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BROADVIEW NP ACQUISITION CORP.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

BV-BC ACQUISITION CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

OPEN SUPPORT SYSTEMS LLC

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

TRUCOM CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address:

800 Westchester Avenue
5th Floor – Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile no.: 212 728 8111
Attention: Cornelius T. Finnegan, III

ATX COMMUNICATIONS, INC.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Chief Financial Officer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORECOMM-ATX, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

ATX LICENSING, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORECOMM SERVICES, LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

CORECOMM COMMUNICATIONS, LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORECOMM NEWCO, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

FCC HOLDCO I, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORECOMM-VOYAGER, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORECOMM INTERNET GROUP, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

VOYAGER INFORMATION NETWORKS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL ILLINOIS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL INDIANA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

CCL HISTORICAL MARYLAND, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL MASSACHUSETTS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL MICHIGAN, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

CCL HISTORICAL MISSOURI, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL NEW JERSEY, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL NEW YORK, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

CCL HISTORICAL OHIO, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL PENNSYLVANIA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL RHODE ISLAND, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406

CCL HISTORICAL VERMONT, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CCL HISTORICAL WEST VIRGINIA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406 CORTELYOU COMMUNICATIONS CORP.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Secretary and Treasurer

Address: 2100 Renaissance Blvd. King of Prussia, PA 19406